Exhibit 32

                                CERTIFICATIONS OF
                             CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002


     In connection with the annual report on Form 10-KSB of GPS Industries, Inc. (the " Company") for the year ended December 31, 2003 (the " Report"), I, Robert
C. Silzer, hereby certify in my capacity as President and Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 19, 2004            By:  /s/ Robert C. Silzer
                                      -----------------------------------------
                                   Name:  Robert C. Silzer
                                   Title: President and Chief Executive Officer


     In connection with the annual report on Form 10-KSB of GPS Industries, Inc. (the " Company") for the year ended December 31, 2003 (the " Report"), I, Robert
C. Silzer, hereby certify in my capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 19, 2004            By:      /s/ Robert C. Silzer
                                    -------------------------------------
                                       Name:  Robert C. Silzer
                                       Title: Chief Financial Officer